SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2000



                               ASTA FUNDING, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      0-26906                                          22-3388607
(Commission File Number)                    (IRS Employer Identification No.)


        210 Sylvan Avenue, Englewood Cliffs, New Jersey        07632
            (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code: 201-567-5648


                                 Not Applicable
          (Former name of former address, if changed since last report)

Item 5.  Other Events

         Asta Funding, Inc. announced that effective Tuesday, August 15, 2000, the Company's common stock will begin trading on the Nasdaq National Market. The Company's common stock formerly traded on the Nasdaq Small Cap Market. The common stock will continue trading under the symbol "ASFI".




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASTA FUNDING, INC.


                                          /s/ Gary Stern
                                          Gary Stern, President


Dated:  August 16, 2000